Managed
HIGH INCOME
PORTFOLIO INC.

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                               [GRAPHIC OMITTED]

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                                                                       Quarterly

                                                                          Report

                                                                    May 31, 2000

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                                                             Managed
                                                             HIGH INCOME
                                                                  PORTFOLIO INC.

LETTER TO
SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

      We are pleased to provide the quarterly report for the Managed High Income Portfolio Inc. ("Fund") for the three months ended May 31, 2000. During the past three months, the Fund paid income dividends totaling $0.24 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its May 31, 2000, net asset value ("NAV") and the New York Stock Exchange ("NYSE") closing price.(1)

               Price               Annualized            Three-Month
             Per Share        Distribution Rate(2)     Total Return(2)
           -------------      --------------------     ---------------
           $9.40 (NAV)              10.34%                 (3.41)%
           $8.375 (NYSE)            11.61%                  6.13%

----------
(1) The NAV is calculated by subtracting the total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the results (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market price
      (NYSE) as determined by supply and demand.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. This annualized distribution rate assumes a current monthly income dividend rate of $0.081 for twelve months. This rate is as of June 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

Special Shareholder Notice

      In an effort to reduce the Fund's discount to NAV, the Board of Directors ("Board") previously authorized and the Fund implemented a stock repurchase program. This share repurchase program has added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit continuing shareholders by increasing the share's net asset value. Since the inception of the program, the Fund has repurchased and retired 1,190,500 shares at an average buyback price of $8.33 per share. As of May 31, 2000, this program has increased the Fund's shares' NAV by over $0.04 and increased the Fund's shares' total return by approximately 0.42% when measured by NAV.

      The Fund intends to continue to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable and subsequently retire them. The Board believes that this share repurchase program is an opportunity to take advantage of market price fluctuations with the objective of increasing the Fund's NAV. However, there can be no assurance that the Board will continue this program.

Market and Economic Overview

      For the three months ended May 31, 2000, the overall high-yield bond market generated total returns in the negative 3.00% to negative 3.50% range while 10-Year U.S. Treasuries generated total returns in the 2.50% to 3.00% range. Given the potential for a slowdown in economic growth, due in large part to rising short term interest rates by the Federal Reserve Board ("Fed"), investors have been emphasizing higher quality instruments such as U.S. Treasury notes in their portfolios. Not surprisingly, the high-yield bond market generated weaker results in the past three months given the potential economic slowdown in the second half of this year. The U.S. Treasury market generated stronger total returns in the past three months in anticipation of slower U.S. economic growth and potentially lower inflation rates in the second half of 2000.

      During the period, the Fed raised short-term interest rates two times during the reporting period for a total of 75 basis points(3) to 6.50%. Given the recent anecdotal evidence of some slowing in economic growth especially in the domestic economy, we would not be surprised if the Fed does not raise short-term interest rates in the near term. We are beginning to think that the bond market's recent decline may be over. Moreover, we anticipate better bond market performance later this year. (Of course, no guarantees can be given that our expectations will be met.)

Performance Update & Portfolio Strategy(4)

      The Fund generated a total return of a negative 3.41% for the past three months based on NAV. In comparison, the Lipper, Inc. peer group of high current yield funds returned a negative 5.38% based on NAV, for the same period. (Lipper is a major fund-tracking organization.) The market price of the shares decreased during the reporting period largely due to concerns regarding the potential slowing of domestic economic growth and the potential impact on the high-yield bond market.

      While the last three months were challenging for most bond investors, we believe the worst is over and remain optimistic on the outlook for the high-yield bond market in the longer run. Our relatively more conservative credit stance contributed to the Fund's outperformance versus its peer group in the past three months. (Of course, past performance is not indicative of future results.)

      We think our general cautiousness was warranted because of the higher volatility in the financial markets over the past year. We believe that the high yield market is attractively valued at current levels and while no guarantees can be made, we feel we are in a good position to take advantage of any economic or market conditions that may occur over the near term.

----------
(3)   A basis point is 0.01% or one one-hundredth of a percent.
(4) Please note that the Fund's holdings are subject to change and any discussion of holdings is as of May 31, 2000. Please refer to pages 7 through 23 for a complete list and percentage breakdown of the Fund's holdings.

      During the period, we began to reduce our basic industry positions on the assumption that weaker U.S. economic growth could hurt some of the more cyclical industries. We also maintained healthy weightings in the fast-growing telecommunications, cable and media sectors. The strongest performing industry sectors in the high-yield market in the past six months were in basic materials (i.e., forest products, metals, mining, etc.), chemicals, cable and media, and telecommunications. We believe the more defensive industries (i.e., bonds of those companies deemed to be more stable than average) such as telecommunications, technology, health care, cable and media will outperform in the second half of this year. We will continue to emphasize those sectors in the portfolio going forward.

      Some of our better-performing investments included Celestica, a major technology outsourcing company, Verio, major Internet telecommunications company, Nextel, a fast-growing wireless communications company, Nextlink, a fast-growing telecommunications company, and PSInet, a major Internet telecommunications company.

      We have continued to eliminate underperforming companies and selectively raised our exposure to improving credits during the period. In terms of quality, we have been increasing our exposure during the period to the middle B-rated segment of the market where we have continued to find attractive yields.

Conclusion

      We anticipate a continuation of solid economic growth with only a modest slowing in economic growth over the next few months. We do not expect a meaningful economic slowdown at this time but will remain watchful for any major changes in economic trends as we enter the second half of 2000. We anticipate both the stock market and the high-yield bond market to do better than U.S. Treasuries. In this environment, we believe the middle-quality high-yield issues should outperform as they offer the most attractive yields with more limited default risk than lower-quality issues. Longer term, we remain positive on the high-yield market and seek to generate relatively strong total return performance over the near term.

Thank you for your continued confidence in our investment approach.

Sincerely,


/s/ Heath B. McLendon                  /s/ John C. Bianchi

Heath B. McLendon                      John C. Bianchi, C.F.A.
Chairman                               Vice President and
                                       Investment Officer

June 26, 2000

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Take Advantage of the Fund's Dividend Reinvestment Plan!

      Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

      As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A description of the Fund's Plan begins on page 37. Below is a short summary of how the Plan works.

Plan Summary

      If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

      The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of the most recently determined NAV per share or 95% of the market price, whichever is greater.

      If the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Purchasing Agent will buy common stock for your account in the open market or on the New York Stock Exchange.

      If the Purchasing Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV before the purchases are completed, the Purchasing Agent will attempt to cancel any remaining orders and the Fund will issue the remaining dividend or distribution in shares at the greater of Fund's NAV per share or 95% of the then current market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

      To find out more detailed information about the Plan and about how you can participate, please call PFPCGlobal Fund Services at (800) 331-1710.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
CORPORATE BONDS AND NOTES - 94.1%
---------------------------------------------------------------------------------------
Aerospace -- 0.9%
                        BE Aerospace, Inc., Sr. Sub. Notes:
  1,475,000       B        8.000% due 3/1/08............................   $  1,194,750
  1,310,000       B        9.500% due 11/1/08...........................      1,147,888
  1,185,000       B-    Dunlop Standard Aerospace, Sr. Notes,
                           11.875% due 5/15/09..........................      1,161,300
---------------------------------------------------------------------------------------
                                                                              3,503,938
---------------------------------------------------------------------------------------

Airlines -- 1.4%
  6,296,587       BB    Airplanes Pass Through Trust, Corporate
                           Collateralized Mortgage Obligation,
                           Series D, 10.875% due 3/15/19................      5,630,346
---------------------------------------------------------------------------------------

Aluminum -- 1.5%
                        Kaiser Aluminum & Chemical:
    500,000       B1*      Series B, Sr. Notes,
                             10.875% due 10/15/06.......................        475,000
    445,000       B1*      Series D, Sr. Notes,
                             10.875% due 10/15/06.......................        422,750
  5,395,000       B3*      Sr. Sub. Notes, 12.750% due 2/1/03...........      4,909,450
---------------------------------------------------------------------------------------
                                                                              5,807,200
---------------------------------------------------------------------------------------

Apparel -- 0.5%
  1,875,000       BB-   Levi Strauss Co., Sub. Notes,
                           7.000% due 11/1/06...........................      1,284,375
    550,000       B-    Tropical Sportswear International Corp.,
                           Sr. Sub. Notes, 11.000% due 6/15/08..........        525,250
---------------------------------------------------------------------------------------
                                                                              1,809,625
---------------------------------------------------------------------------------------

Auto Parts: O.E.M. -- 1.7%
  1,950,000       B     Collins & Aikman Products, Sr. Sub. Notes,
                           11.500% due 4/15/06..........................      1,891,500
  1,065,000       B     Dura Operating Corp., Sr. Sub. Notes,
                           9.000% due 5/1/09............................        937,200
                        Hayes Lemmerz International Inc.,
                           Sr. Sub. Notes:
    685,000       B          11.000% due 7/15/06........................        685,000
  1,700,000       B          8.250% due 12/15/08........................      1,445,000
  1,900,000       B+    Tenneco Inc., Sr. Sub. Notes,
                           11.625% due 10/15/09 (b).....................      1,786,000
---------------------------------------------------------------------------------------
                                                                              6,744,700
---------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      7

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

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Broadcasting -- 0.6%
  1,876,600       NR    AMFM Operating Inc., Debentures,
                           Payment-in-Kind, 12.625% due 10/31/06........   $  2,167,473
    525,000       B     Capstar Broadcasting Partners, Inc.,
                           Sr. Discount Notes, step bond to yield
                           11.002% due 2/1/09...........................        479,719
                        Young Broadcasting Corp., Sr. Sub. Notes:
    685,000       B        11.750% due 11/15/04.........................        691,850
  1,385,000       B        10.125% due 2/15/05..........................      1,336,525
---------------------------------------------------------------------------------------
                                                                              4,675,567
---------------------------------------------------------------------------------------

Building Products -- 0.7%
    990,000       B     Amatek Industries Property, Sr. Sub. Notes,
                           12.000% due 2/15/08 (b)......................        930,600
  1,190,000       B-    Atrium Cos., Sr. Sub. Notes,
                           10.500% due 5/1/09...........................      1,005,550
    965,000       B+    Nortek Inc., Sr. Notes, 9.125% due 9/1/07.......        887,800
---------------------------------------------------------------------------------------
                                                                              2,823,950
---------------------------------------------------------------------------------------

Cable Television -- 11.1%
                        Adelphia Communications Corp.:
  5,010,000       BB-      Sr. Discount Notes, zero coupon
                             due 1/15/08................................      2,016,525
                           Sr. Notes:
    410,000       BB-        9.750% due 2/15/02.........................        406,925
  3,145,000       B+         9.875% due 3/1/07..........................      2,972,025
  2,595,000       B+         8.375% due 2/1/08..........................      2,244,675
    535,000       CCC+  Cable Satisfaction International Sr. Notes,
                           12.750% due 3/1/10...........................        529,650
  2,215,000       BB-   Century Communications Corp., Sr. Notes,
                           8.750% due 10/1/10...........................      1,965,812
                        Charter Communications Holdings, LLC:
  5,085,000       B+       Sr. Discount Notes, step bond to yield
                             11.713% due 1/15/05........................      2,650,556
  1,070,000       B+       Sr. Notes, 8.625% due 4/1/09.................        898,800
    680,000       B+       Sr. Notes, 10.000% due 4/1/09................        632,400
  2,105,000       BB-   CSC Holdings Inc., Sr. Sub. Notes,
                           10.500% due 5/15/16..........................      2,241,825
  1,125,000(GBP)  B-    Diamond Holdings PLC, Sr. Notes,
                           10.000% due 2/1/08...........................      1,555,423
  4,225,000       B-    NTL Inc., Sr. Notes, 11.500% due 10/1/08........      4,235,563


8                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Cable Television -- 11.1% (continued)
  4,465,000       BB-   Rogers Cablesystems Ltd., Sr. Sub. Notes,
                           11.000% due 12/1/15..........................   $  4,889,175
  2,350,000       B+    Telewest Communications PLC, Sr. Notes,
                           11.250% due 11/1/08..........................      2,367,625
 13,600,000       B-    United International Holdings Inc.,
                           Sr. Discount Notes, step bond to yield
                           11.259% due 2/15/08 (b)......................      8,229,024
 13,600,000       B     United Pan-Europe Communications N.V.,
                           Sr. Discount Notes, step bond to yield
                           12.500% due 8/1/09...........................      6,188,000
---------------------------------------------------------------------------------------
                                                                             44,024,003
---------------------------------------------------------------------------------------

Casinos/Gambling -- 1.8%
    415,000       BB-   Circus Circus Enterprises Inc.,
                           Sr. Sub. Notes, 7.625% due 7/15/13...........        324,737
  1,035,000       B     Harvey Casino Resorts, Sr. Sub. Notes,
                           10.625% due 6/1/06...........................      1,046,644
  2,845,000       B     Hollywood Casino Corp., Sr. Secured Notes,
                           11.250% due 5/1/07...........................      2,887,675
                        Sun International Hotels Ltd., Sr. Sub. Notes:
    875,000       Ba3*     9.000% due 3/15/07...........................        774,375
  1,185,000       Ba3*     8.625% due 12/15/07..........................      1,022,063
  1,155,000       B-    Venetian Casino Resort LLC, Secured Notes,
                           12.250% due 11/15/04.........................      1,126,125
---------------------------------------------------------------------------------------
                                                                              7,181,619
---------------------------------------------------------------------------------------

Chemicals - Major -- 1.6%
                        Huntsman Corp.:
 10,525,000       B+       Sr. Discount Notes, zero coupon
                             due 12/31/09 (b) ..........................      3,262,750
  2,005,000       B+       Sr. Sub. Notes, 10.125% due 7/1/09 (b).......      1,964,900
  1,355,000       B+    Terra Industries Inc., Sr. Notes,
                           10.500% due 6/15/05..........................        995,925
---------------------------------------------------------------------------------------
                                                                              6,223,575
---------------------------------------------------------------------------------------

Chemicals - Specialty -- 0.6%
  1,965,000       B     Avecia Group PLC, Sr. Notes,
                           11.000% due 7/1/09...........................      1,950,263
 625,000EUR       B+    Ineos Acrylics Finance, Sr. Notes,
                           10.250% due 5/15/10..........................        591,219
---------------------------------------------------------------------------------------
                                                                              2,541,482
---------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                      9

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Coal Mining -- 0.1%
  2,780,000       Caa*  AEI Resources Inc., Sr. Sub. Notes,
                           10.500% due 12/15/05 (b).....................   $    427,425
---------------------------------------------------------------------------------------

Construction/Agricultural Equipment/Trucks -- 0.3%
  1,490,000       B     Columbus McKinnon Corp., Sr. Sub. Notes,
                           8.500% due 4/1/08............................      1,311,200
---------------------------------------------------------------------------------------

Consumer Specialties -- 0.4%
  1,410,000       B     Jostens Inc., Sr. Sub. Notes,
                           12.750% due 5/1/10...........................      1,388,850
---------------------------------------------------------------------------------------

Containers/Packaging -- 2.5%
    705,000       B     BWAY Corp., Sr. Sub. Notes,
                           10.250% due 4/15/07..........................        660,056
  1,850,000       B     Huntsman Packaging Corp., Sr. Sub. Notes,
                           9.125% due 10/1/07...........................      1,979,500
  3,565,000       B     Stone Container Corp., Sr. Notes,
                           11.500% due 8/15/06 (b)......................      3,707,600
  1,900,000       B-    Sweetheart Cup Co., Sr. Sub. Notes,
                           10.500% due 9/1/03...........................      1,738,500
                        Tekni-Plex Inc., Sr. Sub. Notes:
  1,005,000       B-       11.250% due 4/1/07...........................      1,040,175
    620,000       B-       9.250% due 3/1/08............................        599,850
---------------------------------------------------------------------------------------
                                                                              9,725,681
---------------------------------------------------------------------------------------

Contract Drilling -- 2.7%
                        Parker Drilling Co., Sr. Notes:
    350,000       B-       5.500% due 8/1/04............................        269,063
  2,580,000       B+       9.750% due 11/15/06..........................      2,405,850
  3,205,000       BB    Pride International Inc., Sr. Notes,
                           10.000% due 6/1/09...........................      3,221,025
                        RBF Finance Corp.:
  2,545,000       Ba3*     Sr. Notes, 12.250% due 3/15/06...............      2,748,600
  1,840,000       BB-      Sr. Secured Notes, 11.375% due 3/15/09.......      1,959,600
---------------------------------------------------------------------------------------
                                                                             10,604,138
---------------------------------------------------------------------------------------


10                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Discount Stores -- 1.0%
  2,755,000       B+    Ames Department Stores, Inc., Sr. Notes,
                           10.000% due 4/15/06..........................   $  2,162,675
  1,710,000       Baa3* Kmart Corp., Sr. Notes,
                           12.500% due 3/1/05...........................      1,861,763
---------------------------------------------------------------------------------------
                                                                              4,024,438
---------------------------------------------------------------------------------------

Diversified Commercial Services -- 1.3%
  2,900,000       B2*   Intertek Finance, Sr. Sub. Notes,
                           10.250% due 11/1/06 .........................      2,421,500
  3,250,000       B-    Outsourcing Solutions Inc., Sr. Sub. Notes,
                           11.000% due 11/1/06..........................      2,876,250
---------------------------------------------------------------------------------------
                                                                              5,297,750
---------------------------------------------------------------------------------------

Diversified Financial Services -- 0.3%
                        Amresco Inc., Sr. Sub. Notes:
  1,500,000       Caa*     10.000% due 3/15/04..........................        712,500
  1,275,000       Caa*     9.875% due 3/15/05...........................        605,625
---------------------------------------------------------------------------------------
                                                                              1,318,125
---------------------------------------------------------------------------------------

Diversified Manufacturer -- 1.0%
  1,210,000       B-    Blount Inc., Sr. Sub. Notes,
                           13.000% due 8/1/09 (b).......................      1,182,775
  2,650,000       B+    Park Ohio Holdings Corp., Sr. Sub. Notes,
                           9.250% due 12/1/07...........................      2,345,250
    705,000       B     Polymer Group Inc., Unsecured
                           Sr. Sub Notes, 9.000% due 7/1/07.............        574,575
---------------------------------------------------------------------------------------
                                                                              4,102,600
---------------------------------------------------------------------------------------

Drugs - Generic -- 1.0%
  3,855,000       BB    ICN Pharmaceuticals Inc., Sr. Notes,
                           9.250% due 8/15/05...........................      3,768,263
---------------------------------------------------------------------------------------

Electronic Components -- 0.5%
  1,995,000       B+    Celestica International Inc., Sr. Sub. Notes,
                           10.500% due 12/31/06 ........................      2,069,813
---------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     11

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Engineering & Construction -- 0.7%
    760,000       B-    American Plumbing & Mechanic,
                           Sr. Sub. Notes, 11.625% due 10/15/08.........   $    689,700
  1,005,000       BB-   Integrated Electrical Services Inc.,
                           Sr. Sub. Notes, 9.375% due 2/1/09............        791,438
  1,295,000       B-    Orius Capital Corp., Sr. Sub. Notes,
                           12.750% due 2/1/10...........................      1,320,900
---------------------------------------------------------------------------------------
                                                                              2,802,038
---------------------------------------------------------------------------------------

Environmental Services -- 2.6%
                        Allied Waste Industries, Inc., NA.:
  1,390,000       BB-      Sr. Notes, 7.875% due 1/1/09.................      1,174,550
  6,355,000       B+       Sr. Sub. Notes 10.000% due 8/1/09............      5,052,225
    985,000       B+    IT Group Inc., Sr. Sub. Notes,
                           11.250% due 4/1/09 (b).......................        891,425
  1,375,000       CCC+  Metal Management Inc., Unsecured
                           Sr. Notes, 10.000% due 5/15/08...............        914,375
  2,285,000       B+    URS Corp., Sr. Sub. Notes,
                           12.250% due 5/1/09...........................      2,273,575
---------------------------------------------------------------------------------------
                                                                             10,306,150
---------------------------------------------------------------------------------------

Finance Companies -- 0.2%
  1,060,000       CCC+  Madison River Capital, Sr. Notes,
                           13.250% due 3/1/10...........................        959,300
---------------------------------------------------------------------------------------

Food Distributors -- 2.3%
    385,000       B-    Agrilink Foods Inc., Sr. Notes,
                           11.875% due 11/1/08 (b)......................        323,400
  3,900,000       B2*   Carrols Corp., Sr. Sub. Notes,
                           9.500% due 12/1/08...........................      3,305,250
  1,335,000       B2*   International Home Foods Inc.,
                           Sr. Sub. Notes, 10.375% due 11/1/06..........      1,321,650
  1,845,000       B-    Premier International Foods PLC,
                           Sr. Notes, 12.000% due 9/1/09 (b)............      1,780,425
  2,660,000       B     SC International Services Inc.,
                           Sr. Sub. Notes, 9.250% due 9/1/07............      2,473,800
---------------------------------------------------------------------------------------
                                                                              9,204,525
---------------------------------------------------------------------------------------


12                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Foods - Specialty/Candy -- 0.6%
  2,675,000       B-    B&G Foods Inc., Sr. Sub. Notes,
                           9.625% due 8/1/07............................   $  1,832,375
  2,285,000       B2*   Imperial Holly Corp., Sr. Sub. Notes,
                           9.750% due 12/15/07 .........................        377,025
---------------------------------------------------------------------------------------
                                                                              2,209,400
---------------------------------------------------------------------------------------

Forest Products -- 1.1%
  2,940,000       B     Ainsworth Lumber Co. Ltd., Sr. Notes,
                           12.500% due 7/15/07..........................      3,035,550
  1,210,000       B+    Millar Western Forest Products, Sr. Notes,
                           9.875% due 5/15/08...........................      1,158,575
---------------------------------------------------------------------------------------
                                                                              4,194,125
---------------------------------------------------------------------------------------

Home Building -- 0.6%
  2,300,000       BB+   Lennar Corp., Sr. Notes,
                           9.950% due 5/1/10............................      2,190,750
---------------------------------------------------------------------------------------

Home Furnishings -- 0.3%
  1,260,000       B     Falcon Products Inc., Sr. Sub. Notes,
                           11.375% due 6/15/09..........................      1,165,500
---------------------------------------------------------------------------------------

Hospital/Nursing Management -- 0.6%
     24,500       Ba3*  Fresenius Medical Care Preferred
                           Capital Trust, 9.000% due 12/1/06............      2,284,625
---------------------------------------------------------------------------------------

Hotels/Resorts -- 1.8%
  1,355,000       B-    Courtyard by Marriott, Sr. Secured Notes,
                           10.750% due 2/1/08...........................      1,321,125
  2,185,000       BB    HMH Properties Inc., Sr. Notes,
                           8.450% due 12/1/08...........................      1,944,650
                        Intrawest Corp., Sr. Notes:
  1,850,000       B+       9.750% due 8/15/08...........................      1,785,250
  2,085,000       NR       10.500% due 2/1/10...........................      2,116,275
---------------------------------------------------------------------------------------
                                                                              7,167,300
---------------------------------------------------------------------------------------

Insurance - Multi-Line -- 0.3%
  2,500,000       B     Veritas Capital Trust, Sr. Notes,
                           10.000% due 1/1/28...........................        993,750
---------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     13

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Internet Services -- 4.8%
    555,000       NR    Colo.com, 13.875% due 3/15/10 (c)...............   $    560,550
  1,005,000       Caa*  Cybernet Internet Services International,
                           Sr. Notes, 14.000% due 7/1/09................        711,038
  2,435,000       B-    Exodus Communications, Inc., Sr. Notes,
                           10.750% due 12/15/09.........................      2,416,738
                        PSINet, Sr. Notes:
  2,605,000       B-       11.500% due 11/1/08..........................      2,383,575
    775,000(EUR)  B-       11.000% due 8/1/09...........................        625,301
  5,445,000       B-       11.000% due 8/1/09...........................      4,927,725
  2,675,000       B3*   Rhythms NetConnections Inc.,  Sr. Notes,
                           14.000% due 2/15/10 (b)......................      2,233,625
                        Verio Inc., Sr. Notes:
  1,685,000       B-       11.250% due 12/1/08..........................      1,878,775
  2,085,000       B-       10.625% due 11/15/09.........................      2,303,925
  1,690,000       CCC+  WAM!Net Inc., Sr. Discount Notes,
                           step bond to yield 13.214% due 3/1/05........        950,625
---------------------------------------------------------------------------------------
                                                                             18,991,877
---------------------------------------------------------------------------------------

Leisure/Movies/Entertainment -- 0.7%
  3,550,000       B-    Premier Parks Operations Inc., Sr. Discount
                           Notes, step bond to yield
                           11.361% due 4/1/08 (b).......................      2,360,750
    330,000       B-    SFX Entertainment Inc., Sr. Sub. Notes,
                           9.125% due 2/1/08............................        333,300
---------------------------------------------------------------------------------------
                                                                              2,694,050
---------------------------------------------------------------------------------------

Medical Specialties -- 0.6%
  2,610,000       B-    Hanger Orthopedic Group Inc.,
                           Sr. Sub Notes, 11.250% due 6/15/09 (b).......      2,270,700
---------------------------------------------------------------------------------------

Multi-Sector Companies -- 0.5%
  2,045,000       B-    Triarc Consumer Beverage, Sr. Sub. Notes,
                           10.250% due 2/15/09 (b)......................      1,922,300
---------------------------------------------------------------------------------------

Newspapers -- 0.1%
    580,000       B+    Garden State Newspapers, Sr. Sub. Notes,
                           8.625% due 7/1/11............................        504,600
---------------------------------------------------------------------------------------


14                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Oil & Gas Production -- 3.5%
                        Belco Oil and Gas Corp., Sr. Sub. Notes:
    700,000       B1*      10.500% due 4/1/06...........................   $    707,000
  1,330,000       B1*      8.875% due 9/15/07...........................      1,210,300
                        Canadian Forest Oil Ltd., Sr. Sub. Notes:
  2,245,000       B        10.500% due 1/15/06..........................      2,256,225
  1,220,000       B        8.750% due 9/15/07...........................      1,146,800
  2,310,000       B     Chesapeake Energy Corp., Sr. Notes,
                           9.625% due 5/1/05............................      2,214,713
    750,000       B     Houston Exploration Corp., Sr. Sub. Notes,
                           8.625% due 1/1/08............................        690,000
  2,255,000       B+    Nuevo Energy Co., Sr. Sub. Notes,
                           9.500% due 6/1/08............................      2,181,713
  1,080,000       B     Plain Resources, Sr. Sub. Notes,
                           10.250% due 3/15/06 (b)......................      1,074,600
    600,000       B-    Range Resources Corp., Sr. Sub. Notes,
                           8.750% due 1/15/07...........................        516,000
  1,765,000       B     Stone Energy Corp., Sr. Sub. Notes,
                           8.750% due 9/15/07...........................      1,672,338
    320,000       BB-   Vintage Petroleum, Inc., Sr. Sub. Notes,
                           9.750% due 6/30/09...........................        320,800
---------------------------------------------------------------------------------------
                                                                             13,990,489
---------------------------------------------------------------------------------------

Oil Refining/Marketing -- 0.4%
  2,990,000       B     Clark USA, Sr. Notes, 10.875% due 12/1/05.......      1,480,050
---------------------------------------------------------------------------------------

Oil/Gas Transmission -- 0.2%
    750,000       BB-   Leviathan Gas Pipeline Partners L.P.,
                           Sr. Sub. Notes, 10.375% due 6/1/09...........        768,750
---------------------------------------------------------------------------------------

Paper -- 2.8%
  4,475,000       B     Doman Industries Ltd., Sr. Notes,
                           8.750% due 3/15/04...........................      3,624,750
  2,155,000       CCC+  Repap New Brunswick, Sr. Secured Notes,
                           10.625% due 4/15/05..........................      1,939,500
                        Riverwood International Corp.:
  1,005,000       B-       Sr. Notes, 10.625% due 8/1/07................        987,413
  4,820,000       CCC+     Sr. Sub. Notes, 10.875% due 4/1/08...........      4,494,650
---------------------------------------------------------------------------------------
                                                                             11,046,313
---------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     15

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Pharmaceuticals - Other -- 0.6%
  2,060,000       B     King Pharmaceutical Inc., Sr. Sub. Notes,
                           10.750% due 2/15/09..........................   $  2,163,000
---------------------------------------------------------------------------------------

Photographic Products -- 0.6%
  2,255,000       BB-   Polaroid Corp., Sr. Notes,
                           11.500% due 2/15/06..........................      2,288,825
---------------------------------------------------------------------------------------

Printing/Forms -- 1.1%
  1,040,000       B     Merrill Corp., Sr. Sub. Notes,
                           12.000% due 5/1/09 (b).......................        889,200
  2,400,000(GBP)  B     Polestar Corp. PLC,  Sr. Notes,
                           10.500% due 5/30/08..........................      3,336,173
---------------------------------------------------------------------------------------
                                                                              4,225,373
---------------------------------------------------------------------------------------

Real Estate Investment Trusts -- 0.5%
  2,250,000       NR    Ocwen Asset Investment, Sr. Notes,
                           11.500% due 7/1/05...........................      1,766,250
---------------------------------------------------------------------------------------

Rental/Leasing Companies -- 0.6%
    690,000       BB-   Avis Rent A Car Inc., Sr. Sub. Notes,
                           11.000% due 5/1/09...........................        703,800
    195,000       B     NationsRent Inc., Sr. Sub. Notes,
                           10.375% due 12/15/08.........................        133,575
                        United Rentals, Sr. Sub. Notes:
  1,250,000       BB-      9.250% due 1/15/09...........................      1,043,750
    650,000       BB-      9.000% due 4/1/09............................        536,250
---------------------------------------------------------------------------------------
                                                                              2,417,375
---------------------------------------------------------------------------------------

Retail - Other Specialty Stores -- 0.3%
  1,575,000       B-    Advance Stores Co.,  Sr. Sub. Notes,
                           10.250% due 4/15/08..........................      1,271,813
---------------------------------------------------------------------------------------

Savings & Loan Associations -- 0.9%
  3,200,000       B2*   Ocwen Capital Trust, Jr. Sub. Notes,
                           10.875% due 8/1/27...........................      1,920,000
  1,630,000       B+    Ocwen Financial Corp.,
                           11.875% due 10/1/03..........................      1,491,450
---------------------------------------------------------------------------------------
                                                                              3,411,450
---------------------------------------------------------------------------------------


16                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Semiconductors -- 1.1%
  4,260,000       B     Fairchild Semiconductor Inc., Sr. Sub. Notes,
                           10.125% due 3/15/07..........................   $  4,185,450
---------------------------------------------------------------------------------------

Steel/Iron Ore -- 1.0%
  1,110,000       BB-   LTV Corp., Sr. Notes,
                           11.750% due 11/15/09 (b).....................        993,450
  1,265,000       B+    Russel Metals Inc., Sr. Notes,
                           10.000% due 6/1/09...........................      1,246,025
  1,350,000       B+    WCI Steel Inc., Sr. Notes,
                           10.000% due 12/1/04..........................      1,282,500
    610,000       B-    WHX Corp., Sr. Notes,
                           10.500% due 4/15/05..........................        497,150
---------------------------------------------------------------------------------------
                                                                              4,019,125
---------------------------------------------------------------------------------------

Telecommunications - Other -- 13.5%
    940,000       B+    Call-Net Enterprises, Inc., Sr. Notes,
                           9.375% due 5/15/09...........................        540,500
    600,000(EUR)  Aa1*  Esat Telecom Group PLC, Sr. Notes,
                           11.875% due 11/1/09..........................        694,336
                        Espirit Telecom Group PLC, Sr. Notes:
  2,000,000(DEM)  B-       11.500% due 12/15/07.........................        749,170
  2,300,000       B-       11.500% due 12/15/07.........................      1,828,500
  1,300,000       B-       10.875% due 6/15/08..........................      1,033,500
                        Focal Communications Corp.:
  1,340,000       B        Sr. Discount Notes, step bond to yield
                             13.098% due 2/15/08........................        857,600
  1,295,000       B        Sr. Notes, 11.875% due 1/15/10...............      1,256,150
  2,465,000       BB    Global Crossing Holdings Ltd., Sr. Notes,
                           9.500% due 11/1/09...........................      2,347,913
  1,500,000       CCC+  GT Group Telecom, Sr. Discount Notes,
                           step bond to yield 13.250% due 2/1/10........        787,500
                        Hermes Europe Railtel, Sr. Notes:
  2,265,000       B        11.500% due 8/15/07..........................      1,834,650
  2,845,000       B        10.375% due 1/15/09..........................      2,190,650
  1,150,000       B-    ICG Holdings Inc., Sr. Discount Notes,
                           step bond to yield 13.155% due 9/15/00.......      1,109,750
  1,225,000(EUR)  CCC+  Jazztel PLC, Sr. Notes,
                           13.250% due 12/15/09.........................      1,056,543
---------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     17

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Telecommunications - Other  -- 13.5% (continued)
                        KMC Telecom Holdings Inc.:
  2,440,000       B-       Sr. Discount Notes, step bond to yield
                             15.899% due 2/15/08........................   $  1,183,400
  1,200,000       B-       Sr. Notes, 13.500% due 5/15/09 (b)...........      1,098,000
                        Level 3 Communications:
  7,270,000       B        Sr. Discount Notes, step bond to yield
                             12.846% due 3/15/10........................      3,816,750
  4,125,000(EUR)  B        Sr. Notes, 11.250% due 3/15/10...............      3,490,795
    985,000       B+    McLeod USA Inc, Sr. Notes,
                           8.125% due 2/15/09...........................        876,650
    300,000       B+    Metromedia Fiber Network, Sr. Notes,
                           10.000% due 11/15/08.........................        286,500
  1,680,000       B-    MGC Communications, Inc., Sr. Notes,
                           13.000%  due 4/1/10..........................      1,596,000
                        NEXTLINK Communications Inc.:
  4,125,000       B        Sr. Discount Notes, step bond to yield
                             12.051% due 6/1/09.........................      2,382,188
                           Sr. Notes:
  3,260,000       B          12.051% due 4/15/06........................      3,325,200
  3,290,000       B          10.750% due 6/1/09 (b).....................      3,166,625
  4,595,000       B          Step bond to yield
                               12.545% due 12/1/09......................      2,492,788
  3,515,000       B-    Primus Telecom Group, Sr. Notes,
                           11.750% due 8/1/04...........................      3,005,325
  2,570,000       B-    Tele1 Europe B.V., Sr. Notes,
                           13.000% due 5/15/09..........................      2,570,000
  2,600,000       B-    Versatel Telecom, Sr. Notes,
                           13.250% due 5/15/08..........................      2,483,000
  4,500,000       B-    Viatel Inc., Sr. Notes,
                           11.500% due 3/15/09..........................      3,555,000
  4,615,000       B-    World Access Inc., Sr. Notes,
                           13.250% due 1/15/08..........................      4,061,200
---------------------------------------------------------------------------------------
                                                                             55,676,183
---------------------------------------------------------------------------------------

Telecommunications Equipment -- 0.3%
  1,085,000       B     Flag Telecom Holding Ltd., Sr. Notes,
                           11.625% due 3/30/10..........................      1,003,625


18                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Telephone - Cellular -- 11.5%
  2,130,000       CCC   Airgate PCS Inc., Sr. Sub. Discount Notes,
                           step bond to yield 13.236% due 10/1/04.......   $  1,198,125
  4,165,000       CCC+  Alamosa PCS Holdings, Sr. Discount Notes,
                           step bond to yield 13.406% due 2/15/05.......      2,144,975
  1,470,000       B-    Centennial Cellular Operating Co.,
                           Sr. Sub. Notes, 10.750% due 12/15/08.........      1,440,600
                        Clearnet Communications Inc.:
  2,500,000(CAD)  B        Sr. Discount Notes,
                             zero coupon due 5/15/03....................      1,034,920
  2,000,000       B-       Sr. Secured Notes, 10.125% due 7/7/07........      1,980,000
  2,880,000       B     Crown Castle International Corp.,
                           Sr. Discount Notes, step bond to yield
                           11.302% due 5/15/11..........................      1,713,600
  1,320,000       NR    Dobson/Sygnet Communications Corp.,
                           Sr. Notes, 12.250% due 12/15/08..............      1,412,400
                        Microcell Telecommunications Inc.,
                           Sr. Discount Notes:
    950,000       B3*        Step bond to yield 11.843% due 6/1/06......        871,625
  3,575,000       B-         Step bond to yield 11.737% due 6/1/09......      2,243,312
  5,215,000       B-    Millicom International Cellular S.A.,
                           Sr. Discount Notes, step bond to yield
                           14.400% due 6/1/06...........................      4,354,525
                        Nextel Communications Inc.,
                           Sr. Discount Notes:
  4,495,000       B1*        Step bond to yield 11.015% due 9/15/02.....      3,416,200
  9,355,000       B1*        Step bond to yield 10.943% due 2/15/03.....      6,618,661
  1,370,000       B1*      Sr. Notes, 9.375% due 11/15/09...............      1,294,650
                        Omnipoint Corp., Series A, Sr. Notes:
  1,040,000       B2*      11.625% due 8/15/06..........................      1,102,400
    555,000       B2*      11.500% due 9/15/09..........................        592,463
  2,455,000       B-    Spectrasite Holdings Inc., Sr. Discount Notes,
                            step bond to yield 11.218% due 4/15/04......      1,337,975
                        Telesystems International Wireless Inc.,
                           Sr. Discount Notes:
  5,125,000       CCC+       Step bond to yield
                               12.298% due 6/30/02......................      3,356,875
  2,190,000       CCC+       Step bond to yield
                               12.580% due 11/1/07......................      1,237,350


                       See Notes to Financial Statements.                     19

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount++     Rating(a)                 Security                             Value
=======================================================================================
Telephone - Cellular -- 11.5% (continued)
  2,500,000       B3*   Triton PCS Inc., Sr. Discount Notes,
                           step bond to yield 11.075% due 5/1/08........   $  1,825,000
  1,485,000       B2*   Voicestream Wireless, Sr. Discount Notes,
                           step bond to yield
                           11.875% due 11/15/09 (b).....................        955,969
                        Winstar Communications, Inc.:
  2,600,000       B-       Sr. Discount Notes, step bond to yield
                             15.312% due 4/15/10 (b)....................      1,137,500
  1,565,000       B-       Sr. Notes, 12.750% due 4/15/10...............      1,447,625
---------------------------------------------------------------------------------------
                                                                             42,716,750
---------------------------------------------------------------------------------------

Textiles -- 0.2%
  1,900,000(DEM)  B3*   Texon International PLC, Sr. Notes,
                           10.000% due 2/1/08...........................        842,342
---------------------------------------------------------------------------------------

Transportation - Marine -- 0.3%
  1,255,000       B-    Oglebay Norton Co., Sr. Sub. Notes,
                           10.000% due 2/1/09...........................      1,148,325
    107,000       BB-   Sea Containers Ltd., Series A, Sr. Sub.
                           Debentures, 12.500% due 12/1/04..............         74,365
---------------------------------------------------------------------------------------
                                                                              1,222,690
---------------------------------------------------------------------------------------

Unregulated Power Generation -- 3.1%
                        AES Corp.:
  5,850,000       Ba1*     Sr. Notes, 9.500% due 6/1/09.................      5,586,750
  2,880,000       Ba3*     Sr. Sub. Notes, 10.250% due 7/15/06..........      2,815,200
  3,550,000       BB+   Calpine Corp., Sr. Notes,
                           10.500% due 5/15/06..........................      3,683,127
---------------------------------------------------------------------------------------
                                                                             12,085,077
---------------------------------------------------------------------------------------

Wholesale Distributors -- 0.3%
  1,045,000       B     Buhrman US Inc., Sr. Sub. Notes,
                           12.250% due 11/1/09 (b)......................      1,084,188
---------------------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS AND NOTES
                        (Cost -- $408,918,661)...........................   372,530,396
=======================================================================================


20                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

    Shares                               Security                             Value
=======================================================================================
PREFERRED STOCK - 0.4%
---------------------------------------------------------------------------------------
Savings & Loan Association -- 0.4%
     63,850             California Federal Preferred Capital Corp.,
                           Series A, 9.125%.............................   $  1,376,766
---------------------------------------------------------------------------------------

Telecommunications -- 0.0%
         48             Dobson Communications,
                           13.000%, Payment-in-kind.....................          5,148
      1,717             Viasystems, Inc., Series B......................         30,914
---------------------------------------------------------------------------------------
                                                                                 36,062
---------------------------------------------------------------------------------------
                        TOTAL PREFERRED STOCK
                        (Cost -- $1,624,902).............................     1,412,828
=======================================================================================
COMMON STOCK - 0.1%
---------------------------------------------------------------------------------------

Telecommunications - Other -- 0.1%
     12,250             Pagemart Nationwide Inc.........................        122,500
          1             Tele1 Europe Holding AB ADR.....................             15
     14,500             World Access Inc................................        152,250
---------------------------------------------------------------------------------------
                                                                                274,765
---------------------------------------------------------------------------------------
                        TOTAL COMMON STOCK
                        (Cost -- $261,807)...............................       274,765
=======================================================================================
WARRANTS (D) - 0.4%
---------------------------------------------------------------------------------------

Broadcasting -- 0.1%
      5,425             Australis Holdings, Expire 10/30/01.............              0
      8,625             UIH Australia Inc., Expire 5/15/06 .............        258,750
---------------------------------------------------------------------------------------
                                                                                258,750
---------------------------------------------------------------------------------------

Cable Television -- 0.0%
      3,375             Wireless One Inc., Expire 10/19/00..............             34
---------------------------------------------------------------------------------------


                       See Notes to Financial Statements.                     21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

    Shares                               Security                             Value
=======================================================================================
Internet Services -- 0.2%
      1,005             Cybernet Internet Services International,
                           Sr. Notes, Expire 7/1/09 (b).................   $     25,125
      4,050             Splitrock Services, Expire 7/15/08 .............        739,228
      8,700             WAM!Net Inc., Expire 3/1/05 (b).................        101,138
---------------------------------------------------------------------------------------
                                                                                865,491
---------------------------------------------------------------------------------------

Paper -- 0.0%
      4,800             SD Warren Co., Expire 12/15/06 .................         84,480
---------------------------------------------------------------------------------------

Telecommunications -- 0.1%
      4,125             RSL Communications Ltd.,
                           Expire 11/15/06 (b)..........................        214,500
     24,840             Weblink Wireless Inc., Expire 12/31/03 (b)......        198,720
---------------------------------------------------------------------------------------
                                                                                413,220
---------------------------------------------------------------------------------------

Telephone Cellular -- 0.0%
      2,060             Airgate PCS Inc., Expire 10/1/09................        128,750
      4,125             Iridium World Communications Ltd.,
                           Expire 7/15/05 ..............................             41
---------------------------------------------------------------------------------------
                                                                                128,791
---------------------------------------------------------------------------------------
                        TOTAL WARRANTS
                        (Cost -- $898,935)...............................     1,750,766
=======================================================================================


22                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
May 31, 2000 (unaudited) (continued)

   Face
  Amount                                 Security                              Value
=======================================================================================
REPURCHASE AGREEMENT -- 5.0%
---------------------------------------------------------------------------------------
$19,864,000       Goldman, Sachs & Co.,  6.330% due 6/1/00;
                    Proceeds at maturity -- $19,867,493;
                    (Fully collateralized by U.S. Treasury Notes
                    and Bonds, 3.625% to 12.375% due 8/15/00
                    to 4/15/28; Market value -- $21,509,326)
                    (Cost -- $19,864,000)................................  $  19,864,000
========================================================================================
                  TOTAL INVESTMENTS -- 100%
                  (Cost -- $431,568,305**)...............................  $ 395,832,755
========================================================================================

++    Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk(*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security is issued with attached warrants and bonds.
(d)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      Currency abbreviations used in this schedule:

      CAD   -- Canadian Dollar

      DEM   --  German Mark

      EUR   --  Euro

      GBP   --  British Pound

      See page 25 for definition of ratings.


                       See Notes to Financial Statements.                     23

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SUMMARY OF BONDS BY COMBINED RATINGS
--------------------------------------------------------------------------------

May 31, 2000 (unaudited)

--------------------------------------------------------------------------------

                                                                  % of
                                                             Total Corporate
  Moody's       and/or          Standard & Poor's            Bonds and Notes
================================================================================
   Aa                                 AA                          0.2%
   Ba                                 BB                          17.1
   B                                   B                          74.7
   Caa                                CCC                          5.9
   NR                                 NR                           2.1
                                                                 -----
                                                                 100.0%
                                                                 =====

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BOND RATINGS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard &Poor's") -- Ratings from "BBB" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

BBB               --    Bonds rated "BBB" are regarded as having an adequate
                        capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC,       --    Bonds rated "BB", "B", "CCC","CC" and "C" are regarded,
C                       on CC and balance, as predominantly speculative with
                        respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents the lowest degree of speculation and "C" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca," where 1 is the highest and 3 the lowest ranking within its generic category.

Aa                --    Bonds rated "Aa" are judged to be high quality by all
                        standards. Together with the"Aaa" group they comprise what are generally known as high grade bonds. They are rated lower that the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Baa               --    Bonds rated "Baa" are considered to be medium grade
                        obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba                --    Bonds rated "Ba" are judged to have speculative
                        elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B                 --    Bonds rated "B" generally lack characteristics of
                        desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa               --    Bonds rated "Caa" are of poor standing. These issues may
                        be in default, or present elements of danger may exist with respect to principal or interest.

NR                --    Indicates that the bond is not rated by Standard &
                        Poor's or Moody's.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

May 31, 2000 (unaudited)

--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost -- $431,568,305) .................   $ 395,832,755
   Foreign currency, at value (Cost -- $557,250) ................         579,627
   Cash .........................................................             719
   Receivable for securities sold ...............................         857,581
   Dividends and interest receivable ............................       9,482,955
   Receivable for open forward foreign currency contracts (Note 5)      2,660,109
---------------------------------------------------------------------------------
   Total Assets .................................................     409,413,746
---------------------------------------------------------------------------------
LIABILITIES:
   Payable for securities purchased .............................       2,573,364
   Dividends payable ............................................         855,926
   Payable for open forward foreign currency contracts (Note 5) .         850,142
   Management fees payable ......................................         351,550
   Administration fees payable ..................................          74,473
   Accrued expenses .............................................          83,871
---------------------------------------------------------------------------------
   Total Liabilities ............................................       4,789,326
---------------------------------------------------------------------------------
Total Net Assets ................................................   $ 404,624,420
=================================================================================
NET ASSETS:
   Par value of capital shares ..................................   $      43,046
   Capital paid in excess of par value ..........................     516,848,222
   Overdistributed net investment income ........................        (114,931)
   Accumulated net realized loss on security transactions .......     (78,210,610)
   Net unrealized depreciation of investments and
     foreign currencies .........................................     (33,941,307)
---------------------------------------------------------------------------------
Total Net Assets
   (Equivalent to $9.40 per share on 43,045,603
   shares of $0.001 par value outstanding;
   500,000,000 shares authorized) ...............................   $ 404,624,420
=================================================================================


26                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Three Months Ended May 31, 2000 (unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest ...................................................    $ 11,743,678
   Dividends ..................................................          68,814
--------------------------------------------------------------------------------
   Total Investment Income ....................................      11,812,492
--------------------------------------------------------------------------------
EXPENSES:
   Management fees (Note 2) ...................................         956,298
   Administration fees (Note 2) ...............................         212,511
   Shareholder communications .................................          22,761
   Audit and legal ............................................          14,141
   Shareholder and system servicing fees ......................          12,124
   Registration fees ..........................................          10,337
   Directors' fees ............................................          10,133
   Custody ....................................................           7,209
   Other ......................................................           7,309
--------------------------------------------------------------------------------
   Total Expenses .............................................       1,252,823
--------------------------------------------------------------------------------
Net Investment Income .........................................      10,559,669
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 5):
   Realized Loss From:
     Security transactions (excluding short-term securities) ..      (8,916,625)
     Foreign currency transactions ............................        (392,066)
--------------------------------------------------------------------------------
   Net Realized Loss ..........................................      (9,308,691)
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of
   Investments and Foreign Currencies:
     Beginning of period ......................................     (15,969,770)
     End of period ............................................     (33,941,307)
--------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation ....................     (17,971,537)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies ................     (27,280,228)
--------------------------------------------------------------------------------
Decrease in Net Assets from Operations ........................    $(16,720,559)
================================================================================


                       See Notes to Financial Statements.                     27

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Three Months Ended May 31, 2000 (unaudited) and the Year Ended February 29, 2000

--------------------------------------------------------------------------------

                                                             May 31       February 29
                                                          ------------    -----------
OPERATIONS:
   Net investment income ............................   $  10,559,669    $  43,924,366
   Net realized loss ................................      (9,308,691)     (37,972,107)
   (Increase) decrease in net unrealized depreciation     (17,971,537)       4,694,224
--------------------------------------------------------------------------------------
   Increase (Decrease) in Net Assets From Operations      (16,720,559)      10,646,483
--------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ............................     (10,512,244)     (43,409,984)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Distributions to Shareholders ..................     (10,512,244)     (43,409,984)
--------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
   Net asset value of shares issued for
     reinvestment of dividends ......................              --               --
   Treasury stock acquired ..........................      (3,164,136)      (6,846,551)
--------------------------------------------------------------------------------------
   Decrease in Net Assets From
     Fund Share Transactions ........................      (3,164,136)      (6,846,551)
--------------------------------------------------------------------------------------
Decrease in Net Assets ..............................     (30,396,939)     (39,610,052)

NET ASSETS:
   Beginning of period ..............................     435,021,359      474,631,411
--------------------------------------------------------------------------------------
   End of period* ...................................   $ 404,624,420    $ 435,021,359
======================================================================================
* Includes undistributed (overdistributed) net
  investment income of: .............................   $    (114,931)   $     229,710
======================================================================================


28                     See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      1. Significant Accounting Policies

      Managed High Income Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The following are significant accounting policies consistently followed by the Fund: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for accretion of original issue discount, is recorded on an accrual basis; (f) dividend income is recorded by the Fund on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (g) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At February 29, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this adjustment; (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ; and (k) certain prior year numbers have been restated to reflect current year's presentation. Current net investment income, net realized gains, and net assets were not affected by this change.

      In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

      2. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.90% of the average daily net assets. This fee is calculated daily and paid monthly.

      SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      3. Investments

      For the three months ended May 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities but excluding short-term securities) were:

================================================================================
Purchases                                                          $ 61,892,947
--------------------------------------------------------------------------------
Sales                                                                69,439,926
================================================================================

      At May 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $  6,433,305
Gross unrealized depreciation                                       (42,168,855)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(35,735,550)
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      4. Repurchase Agreements

      The Fund purchases, and its custodian takes possession of, U.S. government securities from banks subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

      5. Forward Foreign Currency Contracts

      At May 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements were as follows:

                                Local        Market    Settlement    Unrealized
Foreign Currency              Currency       Value        Date       Gain (Loss)
================================================================================
To Sell:
British Pound                3,441,750    $ 5,146,366    6/22/00     $  404,557
Canadian Dollar              1,575,000      1,051,828    6/8/00          20,695
Euro                         1,719,990      1,596,754    6/15/00        202,485
Euro                           775,000        719,472    6/15/00         67,099
Euro                         1,225,000      1,137,229    6/15/00        130,523
Euro                        16,834,163     15,628,003    6/15/00      1,544,520
Euro                         4,130,250      3,834,320    6/15/00        290,230
Euro                           625,000        580,219    6/15/00         (9,825)
--------------------------------------------------------------------------------
                                                                      2,650,284
--------------------------------------------------------------------------------
To Buy:
Euro                         1,135,750      1,054,374    6/15/00       (104,318)
Euro                           475,875        441,779    6/15/00        (44,874)
Euro                         1,262,500      1,172,042    6/15/00       (119,368)
Euro                           573,330        532,251    6/15/00        (52,660)
Euro                         1,146,660      1,064,502    6/15/00        (66,677)
Euro                           775,000        719,472    6/15/00        (41,500)
Euro                         1,131,250      1,050,196    6/15/00        (72,342)
Euro                         1,065,000        988,693    6/15/00        (48,989)
Euro                         1,050,000        974,768    6/15/00        (51,344)
Euro                         1,052,500        977,098    6/15/00        (51,414)
Euro                         1,594,538      1,480,290    6/15/00        (68,325)
Euro                         1,022,625        949,354    6/15/00        (39,600)
Euro                         1,045,000        970,126    6/15/00        (39,134)
Euro                           522,500        485,063    6/15/00        (11,395)
Euro                         2,063,875      1,915,999    6/15/00        (28,377)
--------------------------------------------------------------------------------
                                                                       (840,317)
--------------------------------------------------------------------------------
Total Unrealized Gain on Open
  Forward Foreign Currency Contracts                                 $1,809,967
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      6. Futures Contracts

      Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

      The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

      At May 31, 2000, the Fund had no open futures contracts.

      7. Options Contracts

      Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

      At May 31, 2000, the Fund had no open purchased call or put option contracts.

      When the Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

When a written call option is exercised, the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

      The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

      During the three months ended May 31, 2000, the Fund did not write any covered call or put options.

      8. Payment-in-Kind Securities

      The Fund may invest in payment-in-kind ("PIK") securities. PIK securities pay interest through the issuance of additional securities. PIK securities carry a risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment dates unless a portion of such securities are sold. If the issuer of a PIK security defaults, the Fund may obtain no return at all on its investment.

      9. Capital Loss Carryforward

      At February 29, 2000, the Fund had, for Federal income tax purposes, approximately $57,559,000 of loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on the last day in February of the year indicated:

                         2003         2004        2005      2007         2008
================================================================================
Carryforward Amounts  $9,404,000  $18,115,000  $239,000  $2,616,000  $27,185,000
================================================================================

      10. Capital Shares

On November 16, 1999, the Fund commenced a share repurchase plan. As of May 31, 2000, repurchased shares totaled 1,190,500 for a total cost of $3,164,136.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended February 28, except where noted:

--------------------------------------------------------------------------------

                                     2000(1)        2000(2)      1999         1998         1997         1996(3)
===============================================================================================================
Net asset value,
  beginning of Period            $  10.02       $  10.73     $  11.87     $  11.59     $  11.36     $  10.88
---------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(4)           0.24           1.00         1.01         1.09         1.12         1.13
  Net realized and
    unrealized gain (loss)          (0.63)         (0.76)       (1.12)        0.28         0.21         0.65
---------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                   (0.39)          0.24        (0.11)        1.37         1.33         1.78
---------------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                  0.01           0.03           --           --           --           --
---------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income             (0.24)         (0.98)       (1.03)       (1.09)       (1.08)       (1.27)
  Net realized gains                   --             --           --           --           --           --
  Capital                              --             --           --           --        (0.02)       (0.03)
---------------------------------------------------------------------------------------------------------------
Total Distributions                 (0.24)         (0.98)       (1.03)       (1.09)       (1.10)       (1.30)
---------------------------------------------------------------------------------------------------------------
Net asset value,
  end of Period                  $   9.40       $  10.02     $  10.73     $  11.87     $  11.59     $  11.36
---------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(5)           6.13%++      (13.40)%      (2.44)%      10.96%       15.37%       18.83%
---------------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(5)       (3.41)%++       3.89%       (0.72)%      12.43%       12.65%       17.80%
---------------------------------------------------------------------------------------------------------------
Net assets,
  end of Period (millions)       $    405       $    435     $    475     $    523     $    494     $    477
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(4)                        1.18%+         1.15%        1.17%        1.18%        1.20%        1.24%
  Net investment income              9.95+          9.62         9.03         9.19         9.89         9.74
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                16%            80%          84%          94%          61%          73%
---------------------------------------------------------------------------------------------------------------
Market value, End of Period      $  8.375       $  8.125     $ 10.438     $ 11.750     $ 11.625     $ 11.125
===============================================================================================================

(1)   For the three months ended May 31, 2000 (unaudited).
(2)   For the year ended February 29, 2000.
(3)   For the year ended February 29, 1996.
(4) The Investment Adviser has waived a portion of its fees for the year ended February 29, 2000. If such fees were not waived, the per share decrease in net investment income and actual expense ratio would have been $0.00* and 1.18%, respectively.
(5) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for year.
+     Annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                   Net Increase
                                                                       Net Realized                 (Decrease)
                                                                      and Unrealized              in Net Assets
                       Investment             Net Investment               Loss                        From
                         Income                  Income               on Investments                Operations
                 ----------------------------------------------------------------------------------------------------
Quarter                          Per                     Per                         Per                        Per
 Ended              Total       Share       Total       Share        Total          Share         Total        Share
=====================================================================================================================
May 31,
  1998           $12,823,273    $0.29    $11,293,219    $0.26     $(2,829,443)     $(0.06)      $8,463,776     $0.19
August 31,
  1998            13,413,896     0.30     11,864,494     0.27     (36,436,763)      (0.83)     (24,572,269)    (0.56)
November 30,
  1998            12,226,853     0.28     10,852,489     0.25        (336,494)      (0.01)      10,515,995      0.24
February 28,
  1999            12,298,897     0.28     10,942,251     0.25     (10,362,335)      (0.23)         579,916      0.01
May 31,
  1999            12,214,442     0.28     10,822,682     0.25      (6,708,610)      (0.15)       4,114,072      0.09
August 31,
  1999            12,394,209     0.28     11,158,749     0.25     (16,122,251)      (0.36)      (4,963,502)    (0.11)
November 30,
  1999            12,460,713     0.28     11,152,594     0.25      (4,771,670)      (0.11)       6,380,924      0.14
February 29,
  2000            12,087,369     0.28     10,790,341     0.25      (5,675,352)      (0.13)       5,114,989      0.12
May 31,
  2000            11,812,492     0.27     10,559,669     0.24     (27,280,228)      (0.63)     (16,720,559)    (0.39)
=====================================================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL DATA (UNAUDITED)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

--------------------------------------------------------------------------------

                                                                     Dividend
                           NYSE         Net Asset     Dividend     Reinvestment
                       Closing Price      Value         Paid           Price
================================================================================
March 31, 1998           $11.563          $11.90       $0.086         $11.62
April 30, 1998            11.375           11.84        0.086          11.51
May 31, 1998              11.438           11.81        0.086          11.53
June 30, 1998             11.625           11.74        0.086          11.55
July 31, 1998             11.438           11.76        0.086          11.50
August 31, 1998            9.750           10.99        0.086          10.58
September 30, 1998        11.000           10.83        0.086          10.73
October 31, 1998          10.688           10.42        0.086          10.34
November 30, 1998         10.750           10.97        0.086          10.79
December 31, 1998         10.250           10.85        0.084          10.34
January 29, 1999          10.250           10.94        0.084          10.26
February 28, 1999         10.438           10.73        0.084          10.40
March 31, 1999            10.438           10.77        0.084          10.34
April 30, 1999            10.313           10.88        0.084          10.35
May 31, 1999              10.188           10.57        0.084          10.35
June 30, 1999             10.188           10.41        0.084          10.23
July 31, 1999              9.813           10.36        0.081           9.66
August 31, 1999            9.250           10.21        0.081           9.28
September 30, 1999         8.875           10.10        0.081           8.77
October 31, 1999           8.688           10.01        0.081           8.87
November 30, 1999          8.313           10.12        0.081           8.31
December 31, 1999          8.125           10.13        0.081           8.11
January 31, 2000           8.625           10.05        0.081           8.61
February 29, 2000          8.125           10.02        0.081           8.18
March 31, 2000             8.250            9.74        0.081           8.21
April 30, 2000             8.188            9.65        0.081           8.18
May 31, 2000               8.375            9.40        0.081           8.49
================================================================================


36

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DIVIDEND REINVESTMENT PLAN (UNAUDITED)
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      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend-paying agent.

      If the Fund declares a dividend or capital gains distribution payable either in shares of Common Stock or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in shares of Common Stock. When the market price of the Common Stock is equal to or exceeds the net asset value per share of the Common Stock on the Valuation Date (as defined below), Plan participants will be issued shares of Common Stock valued at the net asset value most recently determined or, if net asset value is less than 95% of the then current market price of the Common Stock, then at 95% of the market value. The Valuation Date is the dividend or capital gains distribution payment date or, if that date is not a New York Stock Exchange ("NYSE") trading day, the immediately preceding trading day.

      If the market price of the Common Stock is less than the net asset value of the Common Stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, a broker-dealer not affiliated with Smith Barney, as purchasing agent for Plan participants ("Purchasing Agent"), will buy Common Stock in the open market, on the NYSE or elsewhere, for the participants' accounts (effective June 1, 1996, the Plan's Valuation Date changed from the payable date to the record date). If, following the commencement of the purchases and before the Purchasing Agent has completed its purchases, the market price exceeds the net asset value of the Common Stock, the average per share purchase price paid by the Purchasing Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in Common Stock issued by the Fund at net asset value. Additionally, if the market price exceeds the net asset value of shares before the Purchasing Agent has completed its purchases, the Purchasing Agent is permitted to cease purchasing shares and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Purchasing Agent


                                                                              37

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

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DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. PFPC will apply all cash received as a dividend or capital gains distribution to purchase Common Stock on the open market as soon as practicable after the payable date of the dividend or capital gains distribution, but in no event later than 30 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Stock in the account of each Plan participant will be held by First Data on behalf of the Plan participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Stock or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston Massachusetts 02266-8030 or by telephone at (800) 331-1710.

                        -------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


                                                                              38

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

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                                                                  Managed

                                                                  HIGH INCOME

                                                                  PORTFOLIO INC.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Directors

Paolo M. Cucchi
Paul R. Hardin
Heath B. McLendon, Chairman
George M. Pavia

James J. Crisona, Emeritus
Alessandro C. di Montezemolo, Emeritus

Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi
Vice President and
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

Investment Adviser and
Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PFPC Trust Company
17th and Chestnut Streets
Philadelphia, Pennsylvania 19103


                                                                              39

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

                           [INTENTIONALLY LEFT BLANK]

This report is intended only for the shareholders of Managed High Income Portfolio Inc. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

FD0839 7/00